Exhibit 99.1

McEwen Reports Tartan Mine Project Gold Mineral Resource Estimate

308,900 oz Indicated and 302,700 oz Inferred

Recent Drilling Points to Potential Expansion

Development Plans Update

TORONTO, March 23, 2026 – McEwen Inc. (NYSE/TSX: MUX) (“McEwen” or the “Company”) is pleased to report its Mineral Resource Estimate for the Tartan Mine Project, located in Flin Flon, Manitoba. The Mineral Resource Estimate outlines 308,900 Indicated gold ounces and 302,700 Inferred gold ounces (calculated using a gold price of US$3,000 per ounce), with good potential to increase the size of the resource through additional drilling: 1) Immediately around the resource, along the Western and Eastern Flanks of the Main Zone 2) Vertically at the Main and South Zones, and 3) On the adjoining, optioned Tartan West property to the west, where good gold grades have been reported in recent surface samples and historic drill holes (Fig. 1, 2 & 3).

The Tartan Mine Project forms part of the Company’s goal of doubling production to 250,000-300,000 gold ounces by 2030. McEwen expects initial annual production at Tartan to average approximately 30,000 gold ounces, with the potential to expand throughput through future permit modifications. The Company believes that doubling the potential mill capacity from 500 tonnes per day (tpd) to 1,000 tpd could see production grow to 45,000 - 55,000 ounces per year.

Highlights of the Tartan Mine Project Resource & Future Developments

•	Indicated Resources 308,900 gold ounces (2,619,000 tonnes @ 3.67 gpt gold)

•	Inferred Resources 302,700 gold ounces (2,832,900 tonnes @ 3.32 gpt gold)

•	Exploration budget of $6 million in 2026 to expand the resource and test near mine/regional drill targets

•	Metallurgical test work is underway to optimize process plant design, along with underground mine planning

•	Reviewing existing environmental licenses to operate within the current 500 tpd authorization.

Tartan Mine History

The Tartan Mine is located approximately 12 kilometers northeast of Flin Flon, Manitoba, within the Flin Flon Greenstone Belt (Fig. 1). Early exploration began in the 1920s, with construction of the Tartan Mine in the mid-1980s. Mining began in 1987 with a 250 tpd mill, which was further expanded to 500 tpd. The mine produced approximately 47,000 ounces of gold before shutting down in 1989 due to a decline in the gold price and mechanical challenges.

McEwen Inc.	Page 1

Table 1. Mineral Resource Estimate for Tartan Mine Project

Classification	Quantity ('000 t)	Gold Grade (gpt)	Contained Gold (oz)
Underground: Cut-off Grade 1.35 gpt Au
Indicated	2,619,000	3.67	308,900
Inferred	2,832,900	3.32	302,700

Notes to Table 1:

•	Mineral Resources are reported using the 2014 CIM Definition Standards. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability.

•	Reasonable Prospects for Eventual Economic Extraction (RPEEE) were demonstrated using Mineable Stope Optimizer (MSO) shapes for the underground.

•	Mineral Resources are reported above economic cut-off grades of 1.35 gpt gold for the assumed underground extraction methods and based on mining costs of $67.72/t (UG), process cost of $30.77/t, G&A cost of $16.60/t, metallurgical recovery of 90% and a gold price of US$3,000/oz. The resource includes the “must take” material contained in the economic MSO shapes, some of which might be below the COG used for defining the shapes. No external dilution was included in resource totals.

•	Effective date of the Mineral Resource Estimate is December 31, 2025. The Qualified Persons (QPs) are Terre Lane, MMSA, for the Mineral Resource estimate and Hamid Samari, MMSA, for the Geological Model, who both work for Global Resource Engineering, based in Golden, Colorado, USA.

•	Numbers may not sum due to rounding.

Comparison to 2017 Mineral Resource Estimate

The previous NI 43-101 resource estimate for the Tartan Mine Project, which is now considered historical and should not be relied upon, was published in 2017 by Satori Resources Inc. (which became Canadian Gold Corp. and was subsequently acquired by McEwen in January 2026). A direct comparison between the 2017 and 2026 Mineral Resource Estimates is not possible, as the 2026 estimate used a lower cut-off grade and Mineable Stope Optimizer (MSO) shapes to constrain the underground resources. To help our investors understand the growth since the last estimate, the Company has prepared a table using the same 3.0 gpt cut-off that was used to calculate the 2017 resource.

McEwen Inc.	Page 2

Table 2. 2026 vs. 2017 Models at 3.0 gpt Gold Cut-off

Resource	Quantity ('000 t)	Gold Grade (gpt)	Contained Gold (oz)
2026 at Cut-off Grade 3.0 gpt Au
Indicated	1,229,700	5.94	234,700
Inferred	1,263,600	5.16	209,500

2017 at Cut-off Grade 3.0 gpt Au
Indicated	1,180,000	6.32	240,000
Inferred	240,000	4.89	37,000

Drill Results on Resource Limits Demonstrate Potential to Further Grow the Resource

Drill results located at the edges of the current Mineral Resource Estimate highlight the potential to grow the resource with additional drilling (Fig. 3). The Company is budgeting $6 million for drilling at Tartan in 2026. Table 3 shows the highlights of these drill results along the Western-Eastern Flanks, including at depth where the zone remains open:

Table 3. Highlights of Drill Results Located on Limits of the Mineral Resource Estimate

Target Area	Hole ID	Gold Grade (gpt)	Core Width (meters)
Western Flank	TLMZ25-51W3	7.5	18.9
	TLMZ25-49	12.3	14.0
	TLMZ25-51W1	6.6	7.0

Eastern Flank	TLMZ21-01	9.7	4.2
	TLMZ23-26W1	6.6	6.0
	TLMZ23-26W6	12.6	2.9

Depth Potential	TLMZ23-26	4.2	53.7
	TLMZ23-26W5	12.7	3.2

McEwen Inc.	Page 3

Tartan Mine Project Development Update

McEwen continues to advance the Tartan Mine Project as part of its broader strategy to double production to between 250,000 and 300,000 gold ounces per year by 2030. Beyond the Mineral Resource Estimate, the Company is evaluating mine restart scenarios at Tartan. Metallurgical optimization is a key area of focus, with test work and engineering also reviewing cyanide-free recovery technologies. The goal is to position the Tartan Mine Project as a low-impact, environmentally progressive operation. Underground mine plans are advancing for restarting operations at 500 tpd, the rate at which the mine previously operated, targeting initial production of approximately 30,000 gold ounces per year. McEwen is also reviewing its current environmental license and the work required to restart operations. Looking further, the Company believes Tartan has the potential to expand operations to 1,000 tpd and support production of 45,000-55,000 gold ounces per year.

McEwen Inc.	Page 4

Figure 1: Tartan Mine Project Location Relative to Flin Flon and Tartan Shear Location on McEwen Mineral Claims (Manitoba and Saskatchewan).

Saskatchewan
Manitoba
Tartan Mine
Flin Flon North Property
Tartan West Property
Tartan Mine Property
30 km Tartan Lake Shear Zone
Flin Flon Mines
8.8 Moz Gold Produced
Roads
Town of Flin Flon
0
2.75
5.5
11
km
N
McEWEN INC.
NYSE MUX TSX
Tartan Mine Project
Jan 2026
1 : 120,000

McEwen Inc.	Page 5

Figure 2: Plan Map of Tartan Mine’s Main and South Zones.

N
Tartan Mill
Ramp Access
Tartan West Property Option
Tartan Mine Property
Main Zone
South Zone
McEWEN INC.
NYSE MUX TSX
Tartan Mine Project
Jan 2026
1 : 8,000
0
0.25
0.5
1
km

McEwen Inc.	Page 6

Figure 3: Long Section of Tartan Mine’s Main Zone.

Surface
250 m
500 m
1,000 m
Mine ramp and historic stopes
8.6 gpt Au / 10.88 m
8.8 gpt Au / 16.55 m
8.2 gpt Au / 9.9 m
10.7 gpt Au / 4.5 m
12.3 gpt Au / 14.0 m
1.6 gpt Au / 7.9 m
7.5 gpt Au / 18.9 m
8.0 gpt Au / 5.2 m
3.9 gpt Au / 12.0 m
4.9 gpt Au / 7.9 m
19.4 gpt Au / 4.5 m
6.6 gpt Au / 7.0 m
6.1 gpt Au / 6.5 m
9.1 gpt Au / 2.0 m
23.8 gpt Au / 12.6 m
8.1 gpt Au / 3.8 m
20.6 gpt Au / 5.7 m
11.6 gpt Au / 5.1 m
9.7 gpt Au / 4.2 m
7.1 gpt Au / 6.0 m
6.6 gpt Au / 6.0 m
6.2 gpt Au / 5.0 m
5.7 gpt Au / 7.1 m
12.6 gpt Au / 2.9 m
7.2 gpt Au / 5.65 m
7.8 gpt Au / 4.0 m
6.8 gpt Au / 4.0 m
12.0 gpt Au / 8.0 m
3.9 gpt Au / 4.0 m
12.7 gpt Au / 3.2 m
Tartan Mine
Main Zone Longsection
March 2026
1 : 4,500
Drill Holes
Historic
2021 - 2026
Grade Thickness
Au gpt x Thickness
< 5
> 5
> 10
> 20
> 30
> 40
> 100
0 25 50 100 150 200 250
m
McEWEN INC.
NYSE MUX TSX

McEwen Inc.	Page 7

Technical Information

Technical information pertaining to the Tartan Mine Project exploration contained in this news release has been prepared under the supervision of Wesley Whymark, P.Geo., Consulting Geologist for McEwen, who is a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

The technical information related to resource estimates in this news release has been reviewed and approved by Luke Willis, P.Geo., McEwen’s Director of Resource Modelling and a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

ABOUT MCEWEN

McEwen shares trade on both the NYSE and TSX under the ticker MUX.

McEwen provides its shareholders with exposure to a growing base of gold and silver production in addition to a very large copper development project, all in the Americas. The gold and silver mines are in prolific mineral-rich regions of the world, the Cortez Trend in Nevada, USA, the Timmins district of Ontario, Flin Flon in Manitoba and the Deseado Massif in Santa Cruz province, Argentina. McEwen is also reactivating its gold-silver El Gallo Mine in Mexico.

The Company has a 46.3% interest in McEwen Copper, which owns the large, long-life, advanced-stage Los Azules copper development project in San Juan province, Argentina – a region that hosts some of the country’s largest copper deposits. According to the last financing for McEwen Copper, the implied value of McEwen’s ownership interest is US$456 million (US$7.67 per share).

The Los Azules copper project is designed to be one of the world’s first regenerative copper mines and carbon neutral by 2038. Its Feasibility Study results were announced in the press release dated October 7, 2025.

McEwen also recently purchased 27.3% of Paragon Advanced Labs Inc., a newly listed public company that is deploying PhotonAssay™ units around the world, a technology that the Company believes is poised to become the new industry standard for assaying precious and base metals, with Paragon aiming to be one of the leading service providers.

Chairman and Chief Owner Rob McEwen has invested over US$250 million personally and takes a salary of $1 per year, aligning his interests with shareholders. He is a recipient of the Order of Canada, a member of the Canadian Mining Hall of Fame and a winner of the EY Entrepreneur of the Year (Energy) award. His objective is to build MUX’s profitability, share value and ultimately implement a dividend policy, as he did while building Goldcorp Inc.

McEwen Inc.	Page 8

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed are as at the date of this news release and are McEwen Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the Company to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, foreign exchange volatility, foreign exchange controls, foreign currency risk, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by the management of McEwen.

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McEwen Inc.	Page 9